Exhibit 99.1

Segments Automotive Communications Other Computer Segments and Markets Electronic Components and Sensors Electronics Manufacturing Services Markets 41% 59% 23% 21% 23% 33% 23% 8% 2% 8% 31% 15% 13% Industrial Consumer Medical Military Aerospace Security Instruments/Controls

Business Growth Targets - Automotive Sensors - Electronic Components Electronics Manufacturing Services 12 - 17% 2 - 5% 8 - 14% 7 - 12% Sales Growth Overall Product/Market Area Operating Earnings 7- 8% of Sales Operating Margins Flat Improving Improving Improving (2004 - 2007) Components & Sensors:

Awarded 42 Platforms Industry trend is to adopt integrated pedals for complexity and cost reduction Served Available Market (Including Pedal Sensors) Accelerator Pedal Module 2003 2004 2005 2006 2007 2008 2009 CTS Target Sales 8.9 13.4 21.6 40.2 72.5 100.8 111.5 Captured 8.9 13.4 21.5 38 52 52 49.2 $150 $223 $266 $326 $363 $305 CTS Accelerator Pedal Modules Offer Performance, Quality and Cost Advantages